SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ]   Confidential, for Use of Commission Only (as permitted by
      Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Rule 14a-12


                           CREDIT SUISSE CAPITAL FUNDS
      -------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
      -------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

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                  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:


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                          CREDIT SUISSE BLUE CHIP FUND
                             Your Vote is Important

Dear Shareholder:

         The Board of Trustees (the "Board") of Credit Suisse Capital Funds (the "Trust") is asking you to consider and approve a proposal to change the investment objective of Credit Suisse Blue Chip Fund (the "Fund"), a series of the Trust. The Fund's current investment objective is long-term capital appreciation. The proposed new investment objective is long-term capital appreciation on an after-tax basis. If the proposal is approved, the Fund will adopt an explicit investment strategy of seeking to reduce, though not eliminate, taxable distributions to shareholders. This will be achieved by formally implementing certain practices that are designed to reduce the impact of federal and state income taxes on the Fund's after-tax returns. As a result, the Fund will consider the relative tax consequences of possible investment options. By means of these practices, the Fund will seek to provide returns on an after-tax basis that exceed the returns of a fund with a similar risk profile that does not operate on a tax-efficient basis. If the proposal is approved, the Fund's name will be changed to "Credit Suisse Tax Efficient Fund."

         We are pleased to invite you to attend a special meeting of shareholders to consider the approval of the proposal to change the Fund's investment objective to long-term capital appreciation on an after-tax basis.

         THE BOARD BELIEVES THAT THE PROPOSAL IS IMPORTANT AND RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSAL.

         Detailed information about the proposal may be found in the attached Proxy Statement. You are entitled to vote at the meeting and any adjournments thereof if you owned shares of the Fund at the close of business on March 8, 2002. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy in the enclosed postage paid envelope. If you prefer, you can fax the proxy card to D.F. King & Co., Inc., the Fund's proxy solicitor, Attn:
Dominic F. Maurillo, at (212) 269-2796. We also encourage you to vote by telephone or through the Internet. Proxies may be voted by telephone by calling
(800) 714-3312 between the hours of 9:00 a.m. and 10:00 p.m. (Eastern time) or through the Internet using the Internet address located on your proxy card.

         Voting by fax, telephone or through the Internet will reduce the time and costs associated with the proxy solicitation. When the Fund records proxies by telephone or through the Internet, it will use reasonable procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and
(iii) confirm that their instructions have been properly recorded.

         Whichever voting method you use, please read the full text of the proxy statement before you vote.

         If you have any questions regarding the proposals, please feel free to call D.F. King & Co., Inc. at (800) 714-3312.

         IT IS IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.

         Respectfully,

         Hal Liebes
         Vice President and Secretary

                                                                MARCH 21, 2002


                          CREDIT SUISSE BLUE CHIP FUND

                      Important News For Fund Shareholders

         While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the proposal you are being asked to vote on.

                          Q & A: QUESTIONS AND ANSWERS

Q:       WHY AM I RECEIVING THIS PROXY STATEMENT?

A: The purpose of the Proxy Statement is to seek shareholder approval of a proposal to change the Fund's investment objective. The Fund's current investment objective is long-term capital appreciation. The proposed new investment objective is long-term capital appreciation on an after-tax basis. Shareholder approval is required to change the Fund's investment objective.

Q:       HOW WILL THIS CHANGE AFFECT THE WAY THE FUND IS MANAGED?

A: If the proposal is approved, the Fund will adopt an explicit investment strategy of seeking to reduce, though not eliminate, taxable distributions to shareholders. This will be achieved by formally implementing certain practices that are designed to reduce the impact of federal and state income taxes on the Fund's after-tax returns.

         A consequence of this "tax awareness" in investment decision making is that investors who hold their shares through tax-advantaged vehicles (e.g. IRA's, 401(k) plans) and thus do not benefit from the tax-reduction measures, may be relatively disadvantaged compared to a situation where the Fund's investment decision making does not explicitly take tax consequences into account. If the proposal is passed, therefore, the Fund may become relatively less suitable for persons who invest in the Fund through tax-advantaged vehicles.

Q:       WHAT ARE THE BENEFITS OF THE PROPOSED CHANGE?

A: The change in investment objective is intended to result in a reduction of the taxable distributions payable to shareholders - particularly distributions taxable at higher ordinary income tax rates. As a result, the Fund's taxable shareholders may potentially earn returns on an after-tax basis that exceed the returns of a fund with a similar risk profile that does not operate on a tax-efficient basis.

Q:       HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A: AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO CHANGE THE FUND'S INVESTMENT OBJECTIVE TO LONG-TERM CAPITAL APPRECIATION ON AN AFTER-TAX BASIS.

Q:       WHO DO I CALL FOR MORE INFORMATION?

A:       Please call D.F. King & Co., Inc., the Fund's proxy solicitor, at
         (800) 714-3312.

Q:       HOW CAN I VOTE MY SHARES?

A:       Please choose one of the following options to vote your shares:

          o    By mail, with the enclosed proxy card;

          o By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to D.F. King & Co., Inc., the Acquired Fund's proxy solicitor, at (800) 714-3312;

          o    By faxing the enclosed proxy card to D.F. King & Co., Inc., Attn:
               Dominic F. Maurillo, at (212) 269-2796;

          o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

          o    In person at the special meeting.

                          CREDIT SUISSE BLUE CHIP FUND
                              466 LEXINGTON AVENUE
                          NEW YORK, NEW YORK 10017-3147

                -------------------------------------------------
                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                                 MAY 3, 2002
                -------------------------------------------------

Dear Shareholders:

         Please take notice that a Special Meeting of Shareholders (the "Special Meeting") of the Credit Suisse Capital Funds (the "Trust") with respect to Credit Suisse Blue Chip Fund (the "Fund"), a series of the Trust, will be held on May 3, 2002, at 2:00 p.m., Eastern Time, at the offices of the Trust, 466 Lexington Avenue, New York, New York 10017-3147, 16th Floor, for the following purpose:

         PROPOSAL To approve a change of the Fund's investment objective to long-term capital appreciation on an after-tax basis.

         The appointed proxies, in their discretion, will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

         THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSAL.

         Holders of record shares of the Fund at the close of business on March 8, 2002 are entitled to vote at the Special Meeting and at any adjournment(s) thereof. As a convenience to shareholders, you can now vote in any of five ways:

          o    By mail, with the enclosed proxy card(s);

          o By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to D.F. King & Co., Inc., the Fund's proxy solicitor, at (800) 714-3312;

          o    By faxing the enclosed proxy card to D.F. King & Co., Inc., Attn:
               Dominic F. Maurillo, at (212) 269-2796;

          o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

          o    In person at the Special Meeting.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

         If you have any questions regarding the proposals, please feel free to call D.F. King & Co., Inc. at (800) 714-3312.


                                             By Order of the Board of Trustees,

                                             /s/ Hal Liebes

                                             Hal Liebes
                                             Vice President and Secretary

March 21, 2002

         YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

          REGISTRATION                            VALID SIGNATURES

          Corporate Accounts

          (1)    ABC Corp.........................ABC Corp.

          (2)    ABC Corp. .......................John Doe, Treasurer

          (3)    ABC Corp.

                 c/o John Doe, Treasurer .........John Doe

          (4)    ABC Corp. Profit Sharing Plan ...John Doe, Trustee

          Trust Accounts

          (1)    ABC Trust  ......................Jane B. Doe, Trustee

          (2)    Jane B. Doe, Trustee

                 u/t/d 12/28/78 ..................Jane B. Doe

          Custodial or Estate Accounts

          (1)    John B. Smith, Cust.

                 f/b/o John B. Smith, Jr. UGMA ...John B. Smith

          (2)    Estate of John B. Smith .........John B. Smith, Jr., Executor

                          CREDIT SUISSE BLUE CHIP FUND
                              466 Lexington Avenue
                          New York, New York 10017-3147
                     --------------------------------------
                                 PROXY STATEMENT
                     --------------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON May 3, 2002

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Credit Suisse Capital Funds (the "Trust") on behalf of Credit Suisse Blue Chip Fund (the "Fund"), a series of the Trust, for use at the Special Meeting of Shareholders of the Trust with respect to the Fund, to be held at the offices of the Trust, 466 Lexington Avenue, New York, New York 10017-3147, on May 3, 2002, at 2:00 p.m., Eastern Time, and at any and all adjournments thereof (the "Special Meeting").

         This Proxy Statement, Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about March 25, 2002 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it on the Internet, by telephone, by mail (addressed to Hal Liebes, Vice President and Secretary of Credit Suisse Funds, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017-3147), in person at the Special Meeting by executing a superseding proxy or by submitting a notice of revocation. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, in favor of the proposal referred to in the Proxy Statement.

         The presence at any Special Meeting, in person or by proxy, of the holders of a majority of the shares of the Fund entitled to vote shall constitute a quorum but any lesser number shall be sufficient for adjournments. In the event that the necessary quorum to transact business or the vote required to approve or reject the proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the proposal. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor for that proposal and will vote against any such adjournment those proxies to be voted against that proposal.

         For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

         Approval of the proposal will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund ("Majority Vote"), without regard to class. "Majority

Vote" for purposes of this proxy statement, and under the Investment Company Act of 1940, as amended (the "1940 Act"), means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the outstanding shares of the Fund. If the shareholders of the Fund should fail to approve the proposed new investment objective, the Board will consider appropriate action with respect to such non-approval of the proposed new investment objective.

         Abstentions and broker non-votes will have the effect of votes "against" the proposal for purposes of tabulating votes necessary for the proposal's approval. As noted above, properly executed proxies in which no specification is made will be voted in favor of the proposal.

         The Fund is a series of the Trust, which operates as an open-end investment company, having five classes of shares outstanding. Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote. As of March 8, 2002 (the "Record Date"), the Fund had 9,260,546.045 outstanding shares.

         The persons who owned more than 5% of each class of the Fund's outstanding shares as of the Record Date, to the knowledge of the Fund, are set forth in APPENDIX A hereto.

         THE FUND PROVIDES PERIODIC REPORTS TO ALL OF ITS SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT FOR THE FUND AND A COPY OF THE MORE RECENT SEMI-ANNUAL REPORT, WITHOUT CHARGE, BY CALLING (800) 927-2874 OR BY WRITING TO CREDIT SUISSE FUNDS, P.O. BOX 9030, BOSTON, MASSACHUSETTS 02205-9030.

                                    PROPOSAL

             APPROVAL OF A CHANGE OF THE FUND'S INVESTMENT OBJECTIVE

INTRODUCTION

         The Board is asking shareholders to approve a proposal to change the Fund's investment objective to long-term capital appreciation on an after-tax basis. The Fund's current investment objective is long-term capital appreciation. The Fund's investment objective cannot be changed without shareholder approval. The Board approved this proposal at a meeting held on November 12, 2001. For the reasons described below, the Board believes that the proposed change is in the best interests of shareholders.

         The Board has approved certain investment policy changes to become effective if shareholders approve the change in investment objective. If the proposal is approved, the Fund's name will also be changed to the "Credit Suisse Tax Efficient Fund." The proposal is discussed in more detail below.

CHANGE OF THE FUND'S INVESTMENT OBJECTIVE AND POLICIES

         Existing Policies. As stated above, the Fund's current investment objective is long-term capital appreciation. To achieve this objective, the Fund invests in common stock, securities convertible into common stock and other equity securities of well-known and established companies. The Fund takes a long-term view of each stock it buys, holding each company until its long-term growth potential no longer meets the Fund's requirements.

         Proposed New Strategies. As stated above, the proposed new investment objective of the Fund is long-term capital appreciation on an after-tax basis. There can, of course, be no guarantee that the Fund will achieve its investment objective. To achieve this objective, the Fund will continue to invest in common stock, securities convertible into common stock and other equity securities of well-known and established companies. The Fund, however, will consider the relative tax consequences of possible investment options if the proposal is approved.

         In order to qualify for the favorable tax treatment available to regulated investment companies under the Internal Revenue Code of 1986, as amended, the Fund must, among other things, distribute annually at least 90% of its investment company taxable income (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers). The Fund is subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. In order to avoid the payment of tax at the Fund level, the Fund has historically distributed annually to its shareholders substantially all of its investment company taxable income and its net realized long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, and it intends to continue this practice.

         Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the

Fund. Currently, the maximum federal tax rate on ordinary income realized by individuals is 38.6% and the maximum tax rate on long-term capital gains realized by individuals (i.e., capital gains with respect to securities held for more than 12 months) is 20%, although the rates are subject to change by Congress from time to time.

         Distributions from the Fund may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

         If the proposal is approved, the Fund will adopt an explicit investment strategy of seeking to reduce, though not eliminate, taxable distributions to shareholders. This will be achieved by formally implementing certain practices that are designed to reduce the impact of federal and state income taxes on the Fund's after-tax returns. For example, the Fund will seek to offset gains realized in one security by selling another security at a capital loss. In addition, the Fund will attempt to limit sales of securities that result in capital gains and/or hold securities long enough to avoid higher short-term capital gains tax rates. However, gains may be realized when the Fund believes the risk of holding a security outweighs tax considerations. As a result of the change in the Fund's objective and the formal implementation of these practices, the Fund will seek to operate in a more tax-efficient manner although on a pre-tax basis its returns may be lower than they might have been prior to these changes.

RISK FACTORS

         As stated above, if the Proposal is approved, the Fund will implement policies to manage its portfolio in a manner that will reduce taxable distributions to shareholders. These policies will mean that the Fund will consider the relative tax consequences of possible investment options. This could lead the Fund to make decisions which do not, on an after-tax basis, maximize the return for the Fund or certain shareholders. For example, the Fund may decide to continue holding a stock rather than realize a short-term capital gain if it is believed that the risk associated with the holding of the stock is outweighed by possible tax advantages in so doing. A consequence of this "tax awareness" in investment decision making is that investors who hold their shares through tax-advantaged vehicles (e.g. IRA's, 401(k) plans) and thus do not benefit from the tax-reduction measures, may be relatively disadvantaged compared to a situation where the Fund's investment decision making does not explicitly take tax consequences into account. If the proposal is passed, therefore, the Fund may become relatively less suitable for persons who invest in the Fund through tax-advantaged vehicles.

         In addition, there can be no guarantee that the Fund's efforts to minimize taxable distributions will meet with any substantial success. The policies utilized may, in the event of market movements that are not anticipated by the Fund's investment adviser or unforeseeable investor redemptions, have the effect of reducing the total return of the Fund without any corresponding increase in tax efficiency. This would mean that all shareholders would be disadvantaged by the change in investment objective.

REASONS FOR THE PROPOSAL

         The change in investment objective is intended to result in a reduction of the taxable distributions payable to shareholders - particularly distributions taxable at higher ordinary income tax rates. The Board and Credit Suisse Asset Management, LLC ("CSAM") believe that by changing the Fund's investment objective and strategy to give the Fund a mandate to manage its portfolio in a tax-efficient manner, investors can benefit. As a result of the proposed change in the Fund's investment objective and strategies, the Fund's taxable shareholders may potentially earn returns on an after-tax basis that exceed the returns of a fund with a similar risk profile that does not operate on a tax-efficient basis. However, as stated above, the proposed change of investment objective and strategies will not necessarily benefit all shareholders. In particular, those investing in the Fund through tax-advantaged vehicles would not benefit from a reduction in taxable distributions and may suffer to the extent the Fund's pre-tax return is lower than it might have been had the changes not been made.

         In addition, the Fund may grow larger because the Fund may become attractive to investors seeking to reduce the tax impact on their investments. The assets in the Fund equal approximately $151,601,896.910 as of March 8, 2002. If this were to occur, it might have a positive effect on the Fund's expense ratio and result in lower costs to shareholders, although this cannot be guaranteed.

         If the Proposal is approved, the changes described herein will be implemented as soon as practicable. It is not anticipated that implementing these changes will require repositioning of the Fund's portfolio holdings.

                  The Board of Trustees unanimously recommends
                        that you vote for this proposal.

                            * * * * * * * * * * * * *

                             ADDITIONAL INFORMATION

GENERAL

         The costs of the Special Meeting (estimated at $96,505, including the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs incurred in connection with the solicitation of proxies) will be paid entirely by CSAM and/or its affiliates (and not by the Fund). The principal solicitation of proxies will be by the mailing of this proxy statement, but proxies may also be solicited by telephone and/or in person by representatives of the Fund and regular employees of CSAM or its affiliates. Such representatives and employees will not receive additional compensation for solicitation activities.

         D.F. King & Co., Inc. (the "Agent"), a proxy solicitation firm, has been retained by CSAM to assist in the solicitation of proxies and will receive fees estimated at $31,280, plus reimbursement for out-of-pocket expenses. As the Special Meeting date approaches, shareholders may receive a telephone call from a representative of the Agent if their vote has not yet been received. Authorization to permit the Agent to execute proxies may be obtained by telephonic or electronic transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Board believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote and the shareholder's voting instructions are accurately determined.

         In all cases where a telephonic proxy is solicited, the Agent's representative is required to ask for each shareholder's full name, address, last four digits of the shareholder's social security or tax identification number, title of the person and whether such person is authorized to direct the voting of such shares (if an entity), the number of shares owned, if known, and to confirm that the shareholder has received the proxy statement and proxy card in the mail. If the information solicited agrees with the information provided to the Agent, then the Agent representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The Agent's representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. The Agent will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter by first class mail confirming his or her vote and asking the shareholder to call the Agent immediately if his or her votes are not correctly reflected in the confirmation.

         If the shareholder wishes to participate in the Special Meeting, but does not wish to give his or her proxy by telephone, by fax or by the Internet, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Agent toll-free at (800) 714-3312. Any proxy given by a shareholder, whether in writing, by telephone, by fax or by the Internet, is revocable.

DESCRIPTION OF CREDIT SUISSE ASSET MANAGEMENT, LLC

         CSAM, located at 466 Lexington Avenue, New York, New York 10017, provides discretionary and non-discretionary portfolio management services to a wide variety of individual and institutional accounts, including, but not limited to, banks or thrift institutions, retirement plans, pension and profit-sharing trusts, estates, charitable organizations, corporations, and other business entities, registered investment companies and unregistered domestic and offshore funds.

         CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse ("Credit Suisse"). Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- Credit Suisse Asset Management (asset management), of which CSAM is a member; Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). As of December 31, 2001, Credit Suisse had approximately $851 billion of global assets under management and employed approximately 80,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland. CSAM companies managed $78 billion in the U.S. and $303 billion globally as of December 31, 2001.

THE DISTRIBUTOR AND CO-ADMINISTRATORS

         Credit Suisse Asset Management Securities, Inc. is the principal underwriter and a co-administrator of the Fund. Like CSAM, its principal office is located at 466 Lexington Avenue, New York, New York 10017. The Fund also employs PFPC, Inc. ("PFPC") as co-administrator. PFPC's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

SHAREHOLDER PROPOSALS

         Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Fund, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, NY 10017, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER BUSINESS

         Management knows of no business to be presented to the Special Meeting other than the matters set forth in this proxy statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                                          By Order of the Board of Trustees,

                                          /s/ Hal Liebes

                                          Hal Liebes
                                          Vice President and Secretary

New York, New York
March 19, 2002

         THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MORE RECENT SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING (800) 927-2874 OR BY WRITING TO CREDIT SUISSE FUNDS, P.O. BOX 9030, BOSTON, MASSACHUSETTS 02205-9030.

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



                                   APPENDIX A

                          CREDIT SUISSE BLUE CHIP FUND

                               OWNERS OF MORE THAN
                   5% OF THE OUTSTANDING SHARES OF EACH CLASS
                                   OF THE FUND


                                                   NUMBER OF             PERCENT OF
                                                     SHARES                SHARES
TITLE OF CLASS       NAME AND ADDRESS            OWNED OF RECORD     OUTSTANDING OF CLASS
Common               Arlene B. Beyer                8,535.108              7.66%
                     7580 Amboy Rd
                     Staten Island NY 10307-1417

                     Bankers Trust Company*
                     FBO 2453542424                 7,318.644              6.57%
                     Church Street Station
                     New York, NY

Class C              Donaldson Lufkin Jenrette*     14,753.00              5.24%
                     Securities Corporation Inc.
                     PO Box 2052
                     Jersey City NJ 07303-2052

                     Donaldson Lufkin Jenrette*     14,386.00              5.11%
                     Securities Corporation Inc.
                     PO Box 2052
                     Jersey City NJ 07303-2052

Class D              Paul E. Daily Cust. FBO           339.65             26.18%
                     Ryan L. Daily
                     UTMA/NY
                     19 Summerfield Drive
                     Lake Grove NY 11755-2542

                     Paul E Daily and                 957.643             73.82%
                     Lianne J. Daily JTWROS
                     19 Summerfield Drive
                     Lake Grove NY 11755-2542



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     * The Fund does not believe that these entities are the beneficial owners of the shares held by record by them.

                                   PROXY CARD
                           CREDIT SUISSE CAPITAL FUNDS
                                  ON BEHALF OF

                          CREDIT SUISSE BLUE CHIP FUND

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

I hereby appoint Rocco Del Guercio and Gregory Bressler, and each of them, each with the full power of substitution, as proxies for the undersigned to vote the shares of Credit Suisse Blue Chip Fund (the "Fund"), a series of Credit Suisse Capital Funds (the "Trust"), as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Fund to be held on Friday, May 3, 2002, at 2:00 p.m., Eastern Time, at the offices of the Trust, 466 Lexington Avenue, New York, New York 10017, 16th Floor, and any adjournments thereof (the "Meeting"), as follows:

I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated March 19, 2002. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.

            PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.

Signature should be exactly as the name or names appear on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.

      HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?


  -------------------------------------     ----------------------------------

  -------------------------------------     ----------------------------------

  -------------------------------------     ----------------------------------

                                 [REVERSE SIDE]
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


[x]  PLEASE MARK VOTES
AS IN THIS EXAMPLE

CREDIT SUISSE BLUE CHIP FUND                       THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                                                   A VOTE FOR THE PROPOSAL.


  VOTE THIS CARD TODAY!
 BY MAIL, BY PHONE AT

   (800) 714-3312,
     BY FAX AT
   (212) 269-2796
    OR ON-LINE AT
www.CreditSuisseFunds.com

This proxy, if properly executed, will be voted                                                 For    Against   Abstain
                 in
the manner directed by the undersigned
            shareholder.                           To approve a change of the Fund's            [ ]      [ ]       [ ]
 IF NO DIRECTION IS MADE, THIS PROXY WILL          investment objective to long-term
 BE VOTED "FOR" APPROVAL OF THE PROPOSAL.          capital appreciation on an after-tax
                                                   basis.
                                                   The appointed proxies, in their
                                                   discretion, will vote on any other
                                                   business as may properly come before
                                                   the Special Meeting or any
CONTROL NUMBER:                                    adjournment thereof.



Please be sure to sign and date                    Mark box at right if an
this Proxy.                          Date          address change or comment
                                                   has been noted on the reverse side.      [ ]

Shareholder sign here:                Co-owner sign here:

-------------------                   -------------------

DETACH CARD                           RECORD DATE SHARES:

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